EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Landsea Homes Corporation Confirms Receipt of Director Nominees from Mill Road

DALLAS, Mar. 05, 2025 – Landsea Homes Corporation (Nasdaq: LSEA) (“Landsea Homes” or the “Company”) today confirmed that its Board of Directors has received notice from Mill Road Capital III, L.P. (“Mill Road”) of its intention to nominate three director candidates to stand for election to the Company’s Board of Directors at Landsea Home’s 2025 Annual Meeting of Stockholders, as well as sharing Mill Road’s perspectives on certain matters.

Landsea Homes engages in regular communication with its stockholders and welcomes constructive input to further the best interests of all stockholders. The Landsea Homes Board and management team remain committed to creating value for all stockholders and will continue to take actions to achieve that objective.

The 2025 Annual Meeting has not yet been scheduled, and Landsea Homes stockholders are not required to take any actions at this time. The Board and its Nominating and Governance Committee will review Mill Road’s proposed director nominees consistent with their normal evaluation procedures, and the Board will present its formal recommendation regarding the election of directors in the Company’s proxy materials and accompanying WHITE proxy card, which will be filed with the U.S. Securities and Exchange Commission ahead of the 2025 Annual Meeting.

About Landsea Homes Corporation

Landsea Homes Corporation (Nasdaq: LSEA) is a publicly traded residential homebuilder based in Dallas, Texas that designs and builds best-in-class homes and sustainable master-planned communities in some of the nation’s most desirable markets. The company has developed homes and communities in New York, Boston, New Jersey, Arizona, Colorado, Florida, Texas and throughout California in Silicon Valley, Los Angeles, and Orange County. Landsea Homes was honored as the Green Home Builder 2023 Builder of the Year, after being named the 2022 winner of the prestigious Builder of the Year award, presented by BUILDER magazine, in recognition of a historical year of transformation.

An award-winning homebuilder that builds suburban, single-family detached and attached homes, mid-and high-rise properties, and master-planned communities, Landsea Homes is known for creating inspired places that reflect modern living and provides homebuyers the opportunity to “Live in Your Element.” Our homes allow people to live where they want to live, how they want to live – in a home created especially for them.

Driven by a pioneering commitment to sustainability, Landsea Homes’ High Performance Homes are responsibly designed to take advantage of the latest innovations with home automation technology supported by Apple®. Homes include features that make life easier and provide energy savings that allow for more comfortable living at a lower cost through sustainability features that contribute to healthier living for both homeowners and the planet.

Led by a veteran team of industry professionals who boast years of worldwide experience and deep local expertise, Landsea Homes is committed to positively enhancing the lives of our homebuyers, employees, and stakeholders by creating an unparalleled lifestyle experience that is unmatched.

For more information on Landsea Homes, visit: www.landseahomes.com.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, our expectations for future financial performance, business strategies or expectations for our business. These statements constitute projections, forecasts, and forward-looking statements, and are not guarantees of performance. Landsea Homes cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Words such as “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target,” “look” or similar expressions may identify forward-looking statements. Specifically, forward-looking statements may include statements relating to the future financial performance of Landsea Homes; future actions by the Landsea Homes Board, changes in the market for Landsea Homes’ products and services; and other expansion plans and opportunities.

These forward-looking statements are based on information available as of the date of this press release and our management’s current expectations, forecasts, and assumptions, and involve a number of judgments, risks and uncertainties that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

These risks and uncertainties include, but are not limited to, the risk factors described by Landsea Homes in its filings with the Securities and Exchange Commission (“SEC”). These risk factors and those identified elsewhere in this press release, among others, could cause actual results to differ materially from historical performance and include, but are not limited to:

●	the cyclical nature of our industry and the possibility that adverse changes in general and local economic conditions could reduce the demand for homes;

●	our ability to develop communities successfully and in a timely manner;

●	changes in the terms and availability of mortgage financing, interest rates, federal lending programs, and tax laws, affecting the demand for and the ability of our homebuyers to complete the purchase of a home;

●	our geographic concentration, which could materially and adversely affect us if the homebuilding industry in our current markets should experience a decline;

●	the potential for adverse weather and geological conditions to increase costs, cause project delays or reduce consumer demand for housing;

●	our ability to promptly sell one or more properties for reasonable prices in response to changing economic, financial and investment conditions, and the risk that we may be forced to hold non-income producing properties for extended periods of time;

●	our reliance on third-party skilled labor, suppliers and long supply chains;

●	the dependence of our long-term sustainability and growth upon our ability to acquire lots that are either developed or have the approvals necessary for us to develop them; and

●	the other risks and uncertainties indicated in Landsea Homes’ SEC reports or documents filed or to be filed with the SEC by Landsea Homes.

Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and you should not place undue reliance on these forward-looking statements in deciding whether to invest in our securities. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Additional Information and Where to Find it

Landsea Homes intends to file with the SEC a proxy statement on Schedule 14A with respect to its solicitation of proxies for Landsea Homes’s 2025 Annual Meeting of Stockholders. This press release is not a substitute for any proxy statement or other document that Landsea Homes may file with the SEC in connection with any solicitation by Landsea Homes. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY LANDSEA HOMES AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Landsea Homes free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Landsea Homes are also available free of charge by accessing Landsea Homes’s website at www.landseahomes.com.

Participants

This press release is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Landsea Homes, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Landsea Homes. Information about Landsea Homes’s executive officers and directors is available in Landsea Homes’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 27, 2025, and in its proxy statement for the 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 24, 2024 and the Current Report on Form 8-K filed on Jaunary 22, 2025. To the extent holdings of Landsea Homes securities reported in the proxy statement for the 2024 Annual Meeting of Stockholders or in such Form 8-K have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

Investor Relations Contact:

Drew Mackintosh, CFA

Mackintosh Investor Relations, LLC

drew@mackintoshir.com

(310) 924-9036

Media Contact:

Annie Noebel

Cornerstone Communications

anoebel@cornerstonecomms.com

(949) 449-2527